Exhibit 24


                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   ROBERT A. BELFER
                                   Robert A. Belfer

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   NORMAN P. BLAKE, JR.
                                   Norman P. Blake, Jr.

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   RONNIE C. CHAN
                                   Ronnie C. Chan

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JOHN H. DUNCAN
                                   John H. Duncan

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JOE H. FOY
                                   Joe H. Foy

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set her hand this 28th day of March, 2000.


                                   WENDY L. GRAMM
                                   Wendy L. Gramm

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   KEN L. HARRISON
                                   Ken L. Harrison

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   ROBERT K. JAEDICKE
                                   Robert K. Jaedicke

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   KENNETH L. LAY
                                   Kenneth L. Lay

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   CHARLES A. LeMAISTRE
                                   Charles A. LeMaistre

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set her hand this 28th day of March, 2000.


                                   REBECCA MARK-JUSBASCHE
                                   Rebecca Mark-Jusbasche

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JOHN MENDELSOHN
                                   John Mendelsohn

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JEROME J. MEYER
                                   Jerome J. Meyer

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   PAULO V. FERRAZ PEREIRA
                                   Paulo V. Ferraz Pereira

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   FRANK SAVAGE
                                   Frank Savage

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JEFFREY K. SKILLING
                                   Jeffrey K. Skilling

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JOHN A. URQUHART
                                   John A. Urquhart

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   JOHN WAKEHAM
                                   John Wakeham

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 28th day of March, 2000.


                                   HERBERT S. WINOKUR, JR.
                                   Herbert S. Winokur, Jr.